Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT
November 23, 2016	C. Todd Asbury
(276) 873-7000

NEW PEOPLES BANKSHARES ANNOUNCES THIRD QUARTER 2016 RESULTS

Honaker, Virginia -- New Peoples Bankshares, Inc. (the “Company”) (OTCBB: NWPP) and its wholly-owned subsidiary New Peoples Bank (the “Bank”) today announced third quarter net income of $346,000, or $0.01 per share, for the quarter ended September 30, 2016. This compares to net income of $2.3 million, or $0.10 per share, for the same period ended September 30, 2015. Backing out the $1.2 million negative provision for loan losses recorded in the third quarter of 2015, net income declined $747,000, or 68.3%, when comparing the third quarter of 2016 to the third quarter of 2015. For the nine-months ended September 30, 2016, the Company reported net income of $1.9 million, or $0.08 per share. This compares to net income of $3.4 million, or $0.15 per share, for the same period ended September 30, 2015.

“During 2016, our primary focus has been threefold: (1) continuing the trend of improving asset quality, (2) adding high-caliber commercial bankers to our commercial lending team in order to grow our commercial loan and deposit portfolios and (3) investing in new technologies and processes, such as interactive teller machines (“ITMs”), that add more convenient banking for our existing customers while attracting new customers looking for these types of delivery channels”, stated Todd Asbury, President and Chief Executive Officer. He continued “Our efforts have been proven successful. Asset quality continues to improve as nonperforming assets to total assets has decreased to 4.20% during the first nine months of 2016. We have added several commercial bankers, mainly focused on growing our Tri-Cities presence that have helped grow our loan portfolio nearly $24 million so far in 2016. On the technology front and process changes, we have installed ITMs at all of our branch locations which allow our customers to talk to a teller from 7 a.m. to 7 p.m. Monday through Saturday, we have implemented online deposit account opening, and we are making great progress at modifying and adding new delivery channels to meet the changing needs of our customers. We have other technology-driven projects in the works for the near future. We are certainly excited about the direction we are headed.”

Third Quarter Highlights

o	For the quarter ended September 30, 2016:
·	Strong net interest margin of 3.92%;
·	$5.1 million, or 1.11%, increase in loans;
·	A reduction in other real estate owned of $940 thousand, or 6.65%;
·	A $3.4 million, or 21.78%, decrease in delinquencies;
·	The Bank is considered well-capitalized under regulatory standards;
·	The Bank opened a loan production office in Jonesborough, Tennessee; and,
·	Book value per share of $2.09 as of September 30, 2016.

o	Year-to-date September 30, 2016:
·	Strong net interest margin of 3.94%;
·	A reduction in nonaccrual loans of $1.4 million, or 9.42%;
·	Nonperforming assets to total assets lowered to 4.20% during the first nine months of 2016, as compared to 5.22% for the first nine months of 2015;
·	$23.5 million, or 5.37%, increase in loans; and,
·	$9.0 million, or 3.51%, decrease in higher-costing time deposits.

About New Peoples Bankshares, Inc.

New Peoples Bankshares, Inc. is a one-bank holding company headquartered in Honaker, Virginia. Its wholly-owned subsidiary provides banking products and services through its 19 locations throughout southwest Virginia, Eastern Tennessee, and southern West Virginia. The Company’s common stock is traded over the counter under the trading symbol “NWPP”. Additional investor information can be found on the Company’s website at www.npbankshares.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

NEW PEOPLES BANKSHARES, INC.

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS EXCEPT SHARE DATA)

ASSETS	September 30,	December 31,
	2016	2015
	(Unaudited)	(Audited)

Cash and due from banks	$16,625	$15,087
Interest-bearing deposits with banks	15,776	11,251
Federal funds sold	36	—
Total Cash and Cash Equivalents	32,437	26,338

Investment securities available-for-sale	74,561	101,642

Loans receivable	464,721	441,169
Allowance for loan losses	(6,358)	(7,493)
Net Loans	458,363	433,676

Bank premises and equipment, net	30,259	28,148
Equity securities (restricted)	2,613	2,441
Other real estate owned	13,194	12,398
Accrued interest receivable	1,924	1,816
Life insurance investments	12,223	12,105
Deferred taxes, net	4,819	5,121
Other assets	3,474	2,213

Total Assets	$633,867	$625,898

LIABILITIES

Deposits:
Demand deposits:
Noninterest bearing	$152,930	$149,714
Interest-bearing	40,623	30,251
Savings deposits	115,007	121,076
Time deposits	247,956	256,978
Total Deposits	556,516	558,019

Federal Home Loan Bank advances	9,058	2,958
Accrued interest payable	294	288
Accrued expenses and other liabilities	2,718	2,050
Trust preferred securities	16,496	16,496

Total Liabilities	585,082	579,811

Commitments and contingencies	—	—

STOCKHOLDERS’ EQUITY

Common stock - $2.00 par value; 50,000,000 shares authorized;
23,354,257 and 23,354,082 shares issued and outstanding at
September 30, 2016 and December 31, 2015, respectively	46,708	46,708
Common stock warrants	764	764
Additional paid-in-capital	13,965	13,965
Retained deficit	(13,097)	(15,023)
Accumulated other comprehensive income (loss)	445	(327)

Total Stockholders’ Equity	48,785	46,087

Total Liabilities and Stockholders’ Equity	$633,867	$625,898

NEW PEOPLES BANKSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016 AND 2015

(IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

(UNAUDITED)

INTEREST AND DIVIDEND INCOME	2016	2015
Loans including fees	$16,910	$17,595
Federal funds sold	—	2
Interest-earning deposits with banks	67	73
Investments	1,161	1,306
Dividends on equity securities (restricted)	99	98
Total Interest and Dividend Income	18,237	19,074

INTEREST EXPENSE
Deposits
Demand	37	28
Savings	122	129
Time deposits below $100,000	808	1,062
Time deposits above $100,000	480	735
FHLB advances	109	113
Federal funds purchased	2	—
Trust preferred securities	373	328
Total Interest Expense	1,931	2,395

NET INTEREST INCOME	16,306	16,679

PROVISION FOR LOAN LOSSES	(500)	(1,200)

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	16,806	17,879

NONINTEREST INCOME
Service charges	1,926	1,667
Fees, commissions and other income	2,694	2,333
Insurance and investment fees	404	411
Net realized gains on sale of investment securities	240	35
Life insurance investment income	118	316
Total Noninterest Income	5,382	4,762

NONINTEREST EXPENSES
Salaries and employee benefits	9,954	8,816
Occupancy and equipment expense	3,042	2,767
Advertising and public relations	332	240
Data processing and telecommunications	1,726	1,552
FDIC insurance premiums	407	652
Other real estate owned and repossessed vehicles, net	599	1,398
Other operating expenses	4,208	3,822
Total Noninterest Expenses	20,268	19,247

INCOME BEFORE INCOME TAXES	1,920	3,394

INCOME TAX EXPENSE (BENEFIT)	(6)	17

NET INCOME	$1,926	$3,377

Income Per Share
Basic	$0.08	$0.15
Fully Diluted	$0.08	$0.15

Average Weighted Shares of Common Stock
Basic	23,354,092	22,878,654
Fully Diluted	23,354,092	22,878,654

NEW PEOPLES BANKSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2016 AND 2015

(IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

(UNAUDITED)

INTEREST AND DIVIDEND INCOME	2016	2015
Loans including fees	$5,732	$5,889
Federal funds sold	—	—
Interest-earning deposits with banks	23	18
Investments	334	457
Dividends on equity securities (restricted)	35	32
Total Interest and Dividend Income	6,124	6,396

INTEREST EXPENSE
Deposits
Demand	13	10
Savings	44	44
Time deposits below $100,000	273	315
Time deposits above $100,000	168	213
FHLB Advances	45	35
Federal funds purchased	—	—
Trust Preferred Securities	128	111
Total Interest Expense	671	728

NET INTEREST INCOME	5,453	5,668

PROVISION FOR LOAN LOSSES	—	(1,200)

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	5,453	6,868

NONINTEREST INCOME
Service charges	854	579
Fees, commissions and other income	1,031	796
Insurance and investment fees	103	155
Net realized gains on sale of investment securities	—	—
Life insurance investment income	55	247
Total Noninterest Income	2,043	1,777

NONINTEREST EXPENSES
Salaries and employee benefits	3,405	2,992
Occupancy and equipment expense	1,121	905
Advertising and public relations	99	111
Data processing and telecommunications	569	550
FDIC insurance premiums	137	213
Other real estate owned and repossessed vehicles, net	347	332
Other operating expenses	1,477	1,235
Total Noninterest Expenses	7,155	6,338

INCOME BEFORE INCOME TAXES	341	2,307

INCOME TAX EXPENSE (BENEFIT)	(5)	14

NET INCOME	$346	$2,293

Income Per Share
Basic	$0.01	$0.10
Fully Diluted	$0.01	$0.10

Weighted Average Shares of Common Stock
Basic	23,354,111	22,878,654
Fully Diluted	23,354,111	22,878,654

NEW PEOPLES BANKSHARES, INC.

KEY PERFORMANCE AND CAPITAL RATIOS

 (UNAUDITED)

	For the three-months ended,
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Key Performance Ratios
Cost of interest bearing liabilities	0.62%	0.59%	0.58%	0.60%	0.65%
Cost of Funds	0.46%	0.43%	0.44%	0.45%	0.49%
Net Interest Margin	3.92%	3.94%	3.95%	4.23%	3.99%

Return on average stockholder’s equity	2.84%	7.49%	5.99%	(6.02)%	20.52%
Return on average assets	0.22%	0.56%	0.45%	(0.45)%	1.43%
Efficiency Ratio*	95.45%	94.70%	90.05%	122.39%	84.95%
Loan to Deposit Ratio	83.51%	82.80%	81.10%	79.06%	77.67%

Asset Quality
Allowance for loan loss to total loans	1.37%	1.45%	1.60%	1.70%	1.98%
Net Charge Offs to average loans, annualized	0.25%	0.06%	0.25%	0.16%	(1.03)%
Nonaccrual loans to total loans	2.89%	2.72%	3.00%	3.37%	4.08%
Nonperforming assets to total assets	4.20%	4.22%	4.20%	4.35%	5.22%

Capital Ratios (Bank Only)**
Tier 1 leverage	10.00%	9.98%	9.83%	9.67%	9.66%
Tier 1 risk-based capital	15.72%	15.70%	16.02%	16.29%	16.44%
Total risk-based capital	16.98%	16.95%	17.28%	17.55%	17.71%
Total common equity tier 1 capital	15.72%	15.70%	16.02%	16.29%	16.44%

*The efficiency ratio is computed as a percentage of non-interest expense divided by the sum of net interest income and non-interest income. This is a non-GAAP financial measure that management believes provides investors with important information regarding operational efficiency. Management believes such financial information is meaningful to the reader in understanding operating performance, but cautions that such information should not be viewed as a substitute for GAAP. Comparison of our efficiency ratio with those of other companies may not be possible because other companies may calculate them differently.

**The Bank’s capital ratios as of December 31, 2015 are audited.